UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 7, 2024

Date of Report (Date of earliest event reported)

000-52952

Commission File Number

FREEDOM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Florida	56-2560951
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

10524 Independence Ave. Chatsworth, CA	91311
(Address of principal executive offices)	(Zip Code)

818-357-3155

(Registrant’s telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Entry into a Binding Term Sheet with The Awareness Group:

On September 9, 2024, Freedom Holdings, Inc. (the “Company” or “FHLD”) entered a Binding Term Sheet (”Term Sheet”) with The Awareness Group, LLC (along with The Awareness Group, Inc., “TAG”) pursuant to which the Company agreed to enter into a reverse merger involving FHLD, an acquisition subsidiary of FHLD and The Awareness Group, Inc.. (the “Merger”).

Under the terms of the Term Sheet and upon the completion of the Merger, TAG will become the controlling shareholder and the pre-merger FHLD shareholders shall have a 10% stake in the post-merger company that is non-dilutable until uplisting to a national exchange. The closing of the transactions is due to occur or before September 15, 2024, unless mutually extended by the parties.

The following operating procedures, among others, will ensue post-closing of the Merger:

•	Pablo Diaz will be announced as CEO of FHLD and will be in full control of operating the entirety of the business;

•	TAG shall have full control of the Board of FHLD and will have sole discretion in approving any and all operations in reference to FHLD;

•	TAG shall have a right to appoint their own C level executives for carrying out the operations of FHLD;

•	TAG’s accountants will submit all reports to and compile the necessary financial reports and transfer them in an orderly and timely fashion for FHLD’s audit in accordance with securities laws;

•	TAG will appoint their CFO to submit reports and work directly with FHLD auditor and have a right to appoint FHLD’s auditor;

•	TAG will control all bank accounts and treasury of FHLD;

•	TAG CFO. shall manage all of the public filings with FHLD’s Auditor in order to keep the public entity in compliance;

•	TAG will have full control to release, subject to securities laws, press releases needed to report to the market;

•	TAG shall be able to appoint its own securities counsel to serve as the FHLD’s securities counsel;

•	TAG can immediately post the closing appoint third-party service providers for FHLD, including but not limited to the IR/PR firm, press release newswire, and transfer agent; and

•	TAG shall assume the accounts payable and notes payable as disclosed in the FHLD Financial Statements for the period ending June 30.

The information set forth above is qualified in its entirety by reference to the Term Sheet, which is incorporated herein by reference and attached hereto as Exhibit 10.1.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Termination of Letter of Intent with Frank AI AB:

On September 7, 2024, Freedom Holdings, Inc. (the “Company”) upon the completion of its due diligence terminated the Letter of Intent dated June 24, 2024 for the acquisition of Frank AI AB due to management’s determination that the acquisition would not be advantageous for the Company’s shareholders.

The information set forth above is qualified in its entirety by reference to the termination letter, which is incorporated herein by reference and attached hereto as Exhibit 10.2.

ITEM 7.01. REGULATION FD DISCLOSURE

On September 9, 2024, Freedom Holdings, Inc. (the “Company”) and The Awareness Group, LLC (“TAG”)  issued a press release announcing the signing of the term sheet dated September 9, 2024 between the Company and TAG. The press release is being furnished as Exhibit 99.1 to this Report.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Binding Term Sheet dated September 9, 2024
10.2	Acknowledged Letter dated September 7, 2024 Terminating the Letter of Intent dated June 24, 2024
99.1	Press Release dated September 9, 2024
104	Cover Page Interactive Date File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2024	By:	/s/ John Vivian
John Vivian
Chief Executive Officer

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